UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2022

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive		10573
Rye Brook,	New York
(Address of principal executive offices)		(Zip Code)
(914) 323-5700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange
2.250% Senior Notes due 2023	XYL23	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 2.02	Results of Operations and Financial Condition
On February 3, 2022, Xylem Inc. (the "Company") issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 28, 2022, the Board of Directors (the “Board”) of the Company increased the size of the Board from 11 to 12 directors, and appointed Mark D. Morelli as a member of the Board to fill the vacancy, effective February 3, 2022. The Board expects to determine committee assignments for Mr. Morelli at a subsequent meeting. The Board has determined that Mr. Morelli is independent under the Company’s Corporate Governance Principles, the New York Stock Exchange listing standards and applicable Securities and Exchange Commission (“SEC”) rules and regulations.

Mr. Morelli currently serves as President and Chief Executive Officer of Vontier Corporation. There are no arrangements or understandings between Mr. Morelli and any other person pursuant to which he was elected as a director.

Mr. Morelli is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Morelli will receive compensation consistent with the standard compensatory arrangements for non-employee directors of the Board, as described under the heading “Director Compensation” in the Company's 2021 Proxy Statement filed with the SEC on March 30, 2021. Mr. Morelli's compensation for the current term will be prorated.

The Company issued a press release on January 31, 2022 announcing the appointment of Mr. Morelli to the Board, which is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Xylem Inc. on February 3, 2022.
99.2	Press Release issued by Xylem Inc. on January 31, 2022.
104.0	The cover page from Xylem Inc.'s Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: February 3, 2022	By:	/s/ Sandra E. Rowland
Sandra E. Rowland
Senior Vice President & Chief Financial Officer (Authorized Officer of Registrant)